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                               THIRD WAIVER LETTER

                                                         As of December 31, 2003
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
ABFS Balapointe, Inc.                                American Business Financial Services, Inc.

American Business Credit, Inc.                       HomeAmerican Credit, Inc., d/b/a Upland Mortgage

American Business Mortgage Services, Inc.            JPMorgan Chase Bank, as Indenture Trustee

Chrysalis Warehouse Funding, LLC                     ABFS Mortgage Loan Warehouse Trust 2003-1
c/o Chrysalis Management Group, LLC                  c/o Wilmington Trust Company
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                  Re:  ABFS Mortgage Loan Warehouse Trust 2003-1
                       -----------------------------------------

         Reference is made to (i) that certain Sale and Servicing Agreement, dated as of September 22, 2003 (the "Sale and Servicing Agreement"), among ABFS Balapointe, Inc, as depositor (the "Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS"), and American Business Credit, Inc. ("ABC"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee") and JPMorgan Chase Bank, as collateral agent (the "Collateral Agent"); (ii) that certain Indenture, dated as of September 22, 2003 (the "Indenture"), between the Trust and the Indenture Trustee; (iii) the 3/02 Amended and Restated Senior Secured Credit Agreement, dated March 15, 2002 (as amended by the 12/02 Amendment, the 3/03 Amendment, 3/31/03 Amendment and the 9/03 Amendment, the "Credit Agreement"), among Upland, ABMS, ABC, Tiger Relocation Company, ABFS Residual 2002, Inc., the Sponsor and JPMorgan Chase Bank, as lender and agent (the "Lender"); (iv) that certain Waiver Letter, dated as of October 8, 2003 (the "First Waiver Letter"), by JPMorgan Chase Bank, as note purchaser (the "Note Purchaser"); and (v) that certain Second Waiver Letter, dated as of October 31, 2003 (the "Second Waiver Letter"), by the Note Purchaser. Capitalized terms used herein but not defined herein shall have the meanings given in Appendix I to the Sale and Servicing Agreement and the Indenture ("Appendix I").

         The undersigned, as Note Purchaser and 100% Noteholder under the Sale and Servicing Agreement and the Indenture and as Lender under the Credit Agreement, as applicable, hereby waives the failure by the Sponsor and its Subsidiaries and Affiliates, as applicable, to comply on December 31, 2003 with
(i) the terms of (A) clause (ii) of the definition of Amortization Event in Appendix I; (B) Section 11.10 of the Credit Agreement and (C) clause (i) of the First Waiver Letter, in each case, regarding the maintenance of a GAAP Net Worth of $28,000,000; provided, that such waiver is granted in return for the Sponsor's agreement to maintain a positive GAAP Net Worth for the periods ending December 31, 2003; and (ii) the terms of (A) clause (v) of the definition of Amortization Event in Appendix I; and (B) Section 11.5 of the Credit Agreement, in each case, regarding the maintenance of cash or Cash Equivalents in an amount of at least $25,000,000.

         This waiver letter (the "Third Waiver Letter"), contains the entire agreement relating to the subject matter hereof between the parties and supersedes any prior oral or written agreement between the parties and shall not be deemed to constitute a waiver as to any other transaction or occurrence.

         Except as expressly provided herein, all provisions, terms and conditions, covenants and representations and warranties of the Sale and Servicing Agreement, the Indenture and the Credit Agreement remain in full force and effect.




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         IN WITNESS WHEREOF, the Note Purchaser has signed this Third Waiver
Letter as of the date set forth above.




                                         JPMORGAN CHASE BANK, as Note
                                         Purchaser, 100% Noteholder and Lender

                                                  By:_______________________
                                                           Name:
                                                           Title: